SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

DIVERSIFIED ALTERNATIVES PORTFOLIO CLASS I SHARES

DATED MAY 1, 2016

This supplement revises the Diversified Alternatives Portfolio Class I Shares summary prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection:

•	Commodity Risk: An Underlying Fund’s investment in commodity-linked derivative instruments is subject to derivatives risk, liquidity risk and market and regulatory risk. In addition, the value of commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, health, and political, international and regulatory developments (whether real or perceived). The value of commodity-linked derivative instruments may also be affected by commodity index volatility, changes in interest rates, governmental regulatory policies and other factors impacting the commodity markets. As a result of these and other variables, exposure to commodities and the commodity markets may create additional investment risks and may subject the Underlying Fund to greater volatility than investments in traditional debt and equity securities.